UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2022

TAILWIND ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39489	85-1288435
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1545 Courtney Ave Los Angeles, CA	90046
(Address of principal executive offices)	(Zip Code)

(646) 432-0610

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Common Stock, $0.0001 par value, and one half of one redeemable warrant	TWND.U	NYSE American
Class A Common Stock included as part of the units	TWND	NYSE American
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A Common Stock at an exercise price of $11.50	TWND WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into A Material Definitive Agreement.

This Current Report on Form 8-K, or this report, provides a summary of a certain amendment and agreement entered into in connection with the previously disclosed Business Combination Agreement by and among Tailwind Acquisition Corp., a Delaware corporation (“Tailwind”), Compass Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Tailwind (“Merger Sub”), and Nuburu, Inc., a Delaware corporation (“Nuburu”), dated as of August 5, 2022 and filed as Exhibit 2.1 to Tailwind’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2022 (the “Business Combination Agreement” and the transactions contemplated by the Business Combination Agreement, the “Business Combination”).

Second Amendment to Preferred Stock Sale Option Agreement

On November 28, 2022, Tailwind and certain other parties entered into a second amendment (the “Second Amendment to Preferred Stock Sale Option Agreement”) to that certain Preferred Stock Sale Option Agreement, dated August 5, 2022, by and among Tailwind and each of Anzu Nuburu LLC, Anzu Nuburu II LLC, Anzu Nuburu III LLC and Anzu Nuburu V LLC (the “Anzu SPVs”) (as further amended by the Amendment to Preferred Stock Sale Option Agreement entered into on November 22, 2022, the “Preferred Stock Sale Option Agreement”). The Second Amendment to Preferred Stock Sale Option Agreement further amends the Preferred Stock Sale Option Agreement to, among other things, (a) restrict the ability of each of the Anzu SPVs to transfer (i) any shares of Series A Preferred Stock, par value $0.0001 per share, of Tailwind following the Business Combination (“New Nuburu Series A Preferred Stock”) that was acquired by such Anzu SPV pursuant to Tailwind’s exercise of the Option (as defined in the Preferred Stock Sale Option Agreement), and (ii) any shares of common stock, par value $0.0001 per share, of Tailwind following the Business Combination (“New Nuburu Common Stock”) to be issued to such Anzu SPV as a result of any conversion of any shares of New Nuburu Series A Preferred Stock referred to in the foregoing clause (i), until the earliest of (A) December 29, 2023, (B) the date that the aggregate number of shares of New Nuburu Common Stock sold under that certain Rule 10b5-1 Sales Plan expected to be entered into, by and between the Anzu SPVs and certain other parties related to the Anzu SPVs (the “Anzu Investors”) on the one hand and Tigress Financial Partners, LLC (“Tigress”) on the other, results in no remaining shares of New Nuburu Common Stock being available for Tigress to sell under the plan with respect to such Anzu SPV or (C) the termination of such plan with respect to such Anzu SPV; (b) restrict each of the Anzu SPVs from transferring any shares of New Nuburu Series A Preferred Stock which it may be required by Tailwind to purchase pursuant to the Preferred Stock Sale Option Agreement or any shares of New Nuburu Common Stock issued upon conversion thereof, subject to certain exceptions; and (c) provides that the board of directors of Tailwind, or an appropriate committee of “non-employee directors” (as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) thereof, will adopt one or more resolutions consistent with the interpretive guidance of the SEC designed to cause each acquisition of shares of New Nuburu Series A Preferred Stock by the Anzu SPVs pursuant to the Preferred Stock Sale Option Agreement to be an exempt transaction for purposes of Section 16(b) of the Exchange Act, pursuant to Rule 16b-3 thereunder to the extent consistent with applicable law.

Anzu Designee Letter Agreement

On November 28, 2022, Nuburu, Tailwind and Anzu Partners LLC (“Anzu Partners”) entered into the Anzu Designee Letter Agreement that, among other things provides that Tailwind and Nuburu will use their respective reasonable best efforts to cause Daniel Hirsch (or, if Mr. Hirsch is unable to serve as a director of Tailwind as of the closing of the Business Combination, then another representative designated by Anzu Partners in writing and reasonably acceptable to Nuburu) to be a member of the board of directors of Tailwind following the closing of the Business Combination as a Class III director pursuant to Section 2.05(b) and Section 7.15(a) of the Business Combination Agreement (such representative, the “Anzu Representative”). In addition, following the closing of the Business Combination, in connection with any vacancy caused by the departure of the Anzu Representative from the board of directors of Tailwind (unless Anzu Partners declines in writing to designate a successor nominee), Tailwind shall cause such vacancy to be filled by one designee of Anzu Partners (to be selected by Anzu Partners, with notice of such selection to be delivered in writing to Tailwind, and reasonably acceptable to Tailwind). The foregoing obligation automatically terminates at the close of business on the day on which the initial term of the Class III directors ends, which is expected to be in the second quarter of 2025.

The foregoing descriptions of the Second Amendment and the Anzu Designee Letter Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such amendment and agreement, which are attached as Exhibit 10.1 and 10.2 hereto respectively and are incorporated by reference herein.

Important Information and Where to Find It

In connection with the Business Combination, Tailwind filed a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of Tailwind (the “Business Combination Proxy Statement”). The Business Combination Proxy Statement will be sent to all Tailwind stockholders. Tailwind also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Tailwind are urged to read the Business Combination Proxy Statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the Business Combination Proxy Statement and all other relevant documents filed or that will be filed with the SEC by Tailwind through the website maintained by the SEC at www.sec.gov. The documents filed by Tailwind with the SEC also may be obtained free of charge upon written request Tailwind Acquisition Corp., 1545 Courtney Avenue, Los Angeles, CA 90046.

Participants in the Solicitation

Tailwind and Nuburu and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Tailwind’s stockholders in connection with the proposed transactions. Tailwind’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and executive officers of Tailwind listed in the Business Combination Proxy Statement. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Tailwind’s stockholders in connection with the proposed Business Combination will be set forth in the Business Combination Proxy Statement.

No Offer or Solicitation

This report is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this report, including statements as to future results of operations and financial position, revenue and other metrics planned products and services, business strategy and plans, objectives of management for future operations of Nuburu, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Tailwind and its management, and Nuburu and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against Nuburu, Tailwind, the combined company; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Tailwind or the stockholders of Nuburu, or to satisfy other closing conditions of the Business Combination; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the inability to meet the listing standards of the securities exchange following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Nuburu as a result of the announcement and consummation of the Business Combination; (7) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Nuburu or the combined company may be adversely affected by other economic, business and/or competitive factors; (11) the inability to obtain financing from Lincoln Park Capital Fund, LLC; (12) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Tailwind’s securities; (13) the risk that the transaction may not be completed by Tailwind’s business combination deadline and the potential failure to obtain a further extension of the Business Combination deadline if sought by Tailwind; (14) the impact of the COVID-19 pandemic, including any mutations or variants thereof, and its effect on business and financial conditions; (15) volatility in the markets caused by geopolitical and economic factors; and (16) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Tailwind’s Form S-1 (File No. 333-248113), Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022, the Business Combination Proxy Statement and other documents filed by Tailwind from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Tailwind nor Nuburu gives any assurance that either Tailwind or Nuburu or the combined company will achieve its expected results. Neither Tailwind nor Nuburu undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Preferred Stock Sale Option Agreement, dated November 28, 2022, by and among Tailwind Acquisition Corp. and the other parties set forth on the signature pages thereto.

10.2	Letter Agreement, dated November 28, 2022, by and among Tailwind Acquisition Corp. and the other parties set forth on the signature pages thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2022

Tailwind Acquisition Corp.

By:	/s/ Chris Hollod
Name:	Chris Hollod
Title:	Chief Executive Officer

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